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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  July 6, 2001

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                Date of Report (Date of earliest event reported)


                             Arch Capital Group Ltd.

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             (Exact name of registrant as specified in its charter)

            Bermuda                 0-26456                    N/A
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        (State or other      (Commission File Number)      (I.R.S. Employer
        jurisdiction of                                    Identification No.)
        incorporation or
        organization)



                 20 Horseneck Lane, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (203) 862-4300

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On June 22, 2001, Arch Capital Group Ltd., a Bermuda corporation ("ACGL"), acquired all of the capital stock of Altus Holdings, Ltd., ("ALTUS"), a Cayman Islands company, that it did not already own, pursuant to a reorganization agreement (the "Reorganization Agreement") dated as of March 23, 2001, by and among Altus, ACGL and the other shareholders of Altus, for a purchase price of approximately $38.9 million. The purchase price consisted of approximately $38.5 million in cash and 24,200 ACGL Common Shares issued to employee shareholders continuing in management positions. Prior to the acquisition, ACGL owned a 27.9% minority interest in Altus' common stock.

   Following the transaction, Altus' name was changed to Arch Risk Transfer Services Ltd. Arch Risk Transfer Services Ltd., through its wholly owned subsidiaries, including First American Insurance Company, an admitted insurer with licenses in 49 states, provides insurance and alternative risk transfer services through rent-a-captive and other facilities. The conformed executed copy of the Reorganization Agreement and the press releases relating to the transaction are filed as exhibits to this report.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

   It is impractical to provide the required financial statements of Altus at the time of filing of this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

(b)   PRO FORMA FINANCIAL INFORMATION.

   It is impractical to provide the required financial information with respect to Altus at the time of filing of this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

(c)   EXHIBITS.

      10.1. Reorganization Agreement, dated as of March 23, 2001, by and among Altus Holdings, Ltd., The Trident Partnership, L.P., TRYCO II, Ltd., Marsh & McLennan Risk Capital Holdings, Ltd., Glenn L. Ballew, David
            G. May and Arch Capital Group Ltd.

      99.1. Press Release, dated March 23, 2001.

      99.2. Press Release, dated June 22, 2001.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ARCH CAPITAL GROUP LTD.

Date:  July 6, 2001           By:   /s/ Debra M. O'Connor
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                                    Debra M. O'Connor
                                    Senior Vice President, Controller and
                                    Treasurer